UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2004

_________________

Champps Entertainment, Inc.
(Exact name of Registrant as specified in charter)

Colorado
(State or other jurisdiction of incorporation)

0-22639 (Commission File Number)	04-3370491 (IRS Employee Identification No.)
10375 Park Meadows Drive, Suite 560, Littleton, CO (Address of principal executive offices)	80124 (Zip Code)

Registrant's telephone number, including area code: (303) 804-1333

(Former name or former address, if changed since last report)

Item 5.     Other Event.

     On June 3, 2004, Champps Entertainment, Inc. issued a news release announcing an update on litigation related to a predecessor company, Daka, Inc. The news release is presented below:

CHAMPPS ENTERTAINMENT, INC. ANNOUNCES
AN UPDATE ON DAKA LITIGATION

     LITTLETON, COLO., June 3, 2004- Champps Entertainment, Inc. (NASDAQ:CMPP) owner and operator of Champps restaurants nationwide, today announced an update regarding the re-determination of punitive damages by the trial court in the litigation related to the Company's spin-off from DAKA International, Inc. As previously disclosed, in the third quarter of fiscal 2000, a Washington, D.C. Superior Court jury awarded a former Daka, Inc., ("Daka") food service employee, $187,500 in compensatory damages, $4,812,500 in punitive damages and a subsequent award of $276,500 for attorneys' fees and costs, based on the employee's claim of negligent supervision and retaliation due to conduct that the plaintiff alleged occurred at a former Daka food service location in 1996. On September 20, 2000, Daka filed an appeal with the District of Columbia Court of Appeals.

     On December 24, 2003, the District of Columbia Court of Appeals issued its decision in the matter of Daka, Inc., Appellant vs. Tyrone McCrae, Appellee (No. 00-CV-1270). In its decision, the Court affirmed the award of compensatory damages in the amount of $187,500 and attorneys' fees and costs in the amount of $276,500. However the Court held that the award of $4,812,500 in punitive damages was unconstitutional and vacated the award. The Court remanded the case to the trial court for re-determination of punitive damages in accordance with legal principles outlined in its opinion. The trial court has made a re-determination and has awarded punitive damages in the amount of $937,500 to the plaintiff. The Company is considering whether to appeal the trial court's award but will record an expense related to predecessor companies of $937,500 in its current quarter based on this decision by the trial court.

     Littleton, Colo. - based Champps Entertainment, Inc. currently owns and operates 48 Champps restaurants and franchises 12 Champps restaurants across 21 states. Champps, which competes in the upscale casual dining segment, offers an extensive menu consisting of freshly prepared food, coupled with exceptional service. Champps creates an exciting environment through the use of videos, music, sports, and promotions.

Statements made in this press release include forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Information on significant potential risks and uncertainties that may cause such differences include, but are not limited to, those mentioned by the Company from time to time in its filings with the Securities and Exchange Commission. The words "believe," "estimate," "expect," "intend," "anticipate," "should" and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and, therefore, readers should not place undue reliance on these forward-looking statements.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Champps Entertainment, Inc (Registrant)
Date: July 20, 2004	By: /s/ FREDERICK J. DREIBHOLZ Name: Frederick J. Dreibholz Its: Chief Financial Officer